SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                             EXCHANGE ACT OF 1934



Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          Diversified Investors Portfolios - Value & Income Portfolio
               (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed: November 3, 2000

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                           Purchase, New York 10577

November   , 2000

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. with unit interests in the Diversified Investors Variable Funds Value & Income Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes a new subadviser for Value & Income Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Variable Funds Value & Income Subaccount are invested.

     On October 2, 2000, with the approval of the Board of Trustees of Value & Income Portfolio, Alliance Capital Management L.P. replaced Sanford L. Bernstein & Co., Inc. as a subadviser of the Portfolio. This replacement occurred because on that date, Alliance Capital Management L.P. acquired all of the assets and liabilities of the operating subsidiaries of Sanford C. Bernstein Inc., the parent company of Sanford C. Bernstein & Co., Inc. As a result of such transaction, the investment advisory business of Sanford C. Bernstein & Co., Inc. is now conducted through the Bernstein Investment Research and Management unit of Alliance Capital Management L.P. The acquisition transaction resulted in the automatic termination of Sanford C. Bernstein & Co., Inc.'s subadvisory agreement with Value & Income Portfolio, for the purposes of the Investment Company Act of 1940, as amended.

     Currently, the Portfolio's subadvisers are 1740 Advisers, Inc. and Alliance Capital Management L.P.

     Value & Income Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Alliance Capital Management L.P. and the terms of the Subadvisory Agreement with Alliance Capital Management L.P. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

Sincerely,



Robert F. Colby
Vice President and Assistant Secretary

                    MONY LIFE INSURANCE COMPANY OF NEW YORK
                             4 Manhattanville Road
                           Purchase, New York 10577

November   , 2000

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company of New York with unit interests in the Keynote Value & Income Subaccount of Keynote Series Account. The enclosed information statement describes a new subadviser for Value & Income Portfolio, the underlying mutual fund in which all of the assets of Keynote Value & Income Subaccount are invested.

     On October 2, 2000, with the approval of the Board of Trustees of Value & Income Portfolio, Alliance Capital Management L.P. replaced Sanford C. Bernstein & Co., Inc. as a subadviser of the Portfolio. This replacement occurred because on that date, Alliance Capital Management L.P. acquired all of the assets and liabilities of the operating subsidiaries of Sanford C. Bernstein Inc., the parent company of Sanford C. Bernstein & Co., Inc. As a result of such transaction, the investment advisory business of Sanford C. Bernstein & Co., Inc. is now conducted through the Bernstein Investment Research and Management unit of Alliance Capital Management L.P. The acquisition transaction resulted in the automatic termination of Sanford C. Bernstein & Co., Inc.'s subadvisory agreement with Value & Income Portfolio, for the purposes of the Investment Company Act of 1940, as amended.

     Value & Income Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Alliance Capital Management L.P. and the terms of the Subadvisory Agreement with Alliance Capital Management L.P. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

     Currently, the Portfolio's subadvisers are 1740 Advisers, Inc. and Alliance Capital Management L.P.

Sincerely,


Robert F. Colby
Vice President and Assistant Secretary

                           VALUE & INCOME PORTFOLIO
                 a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                           Purchase, New York 10577

November    , 2000

Dear Investor:

     The enclosed information statement describes a new subadviser for Value & Income Portfolio. On October 2, 2000, with the approval of the Portfolio's Board of Trustees, Alliance Capital Management L.P. replaced Sanford C. Bernstein & Co., Inc. as a subadviser of the Portfolio. This replacement occurred because on that date, Alliance Capital Management L.P. acquired all of the assets and liabilities of the operating subsidiaries of Sanford C. Bernstein Inc., the parent company of Sanford C. Bernstein & Co., Inc. As a result of such transaction, the investment advisory business of Sanford C. Bernstein & Co., Inc. is now conducted through the Bernstein Investment Research and Management unit of Alliance Capital Management L.P. The acquisition transaction resulted in the automatic termination of Sanford C. Bernstein & Co., Inc.'s subadvisory agreement with Value & Income Portfolio, for the purposes of the Investment Company Act of 1940, as amended.

     Value & Income Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Alliance Capital Management L.P. and the terms of the Subadvisory Agreement with Alliance Capital Management L.P. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

     Currently, the Portfolio's subadvisers are 1740 Advisers, Inc. and Alliance Capital Management L.P.

Sincerely,


Robert F. Colby
Secretary

                           VALUE & INCOME PORTFOLIO
                 a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                           Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in Value & Income Portfolio (the "Portfolio") by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's manager, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about the new subadviser to its investors. Accordingly, Portfolio investors are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Portfolio is a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio's mailing address is 4 Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 1999, including audited financial statements, and the semi-annual report for the period ended June 30, 2000 have previously been sent to investors and are available upon request without charge by contacting Catherine A. Mohr, Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10577 or by calling toll-free, (800) 926-0044.

This Information Statement is being mailed on or about November , 2000.

BACKGROUND

The Portfolio is a master fund in a two-tier, master/feeder mutual fund structure. Currently, 14 feeder funds invest all of their investable assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 16, 1999. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, the Portfolio has four subadvisers.

FORMER SUBADVISER

Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), a corporation having its principal offices at 767 Fifth Avenue, New York, New York 10153-0185, served as one of the investment subadvisers of the Portfolio pursuant to an Investment Subadvisory Agreement between Sanford Bernstein and the Adviser. As subadviser, Sanford Bernstein was responsible for investing that portion of the Portfolio's assets allocated to Sanford Bernstein by the Adviser in a manner consistent with the terms of the Investment Subadvisory Agreement and the investment objective of the Portfolio. The Sanford Bernstein Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on April 5, 2000. The Sanford Bernstein Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on August 15, 2000 in connection with its initial approval.

Sanford Bernstein informed the Adviser that its parent corporation intended to enter into a transaction (the "Transaction") with Alliance Capital Management L.P. ("Alliance") that would constitute an assignment of the Sanford Bernstein Subadvisory Agreement and, as a result, the automatic termination of that Subadvisory Agreement as required by applicable law. Sanford Bernstein informed the Adviser that the Transaction was scheduled to close in the third or fourth quarter of 2000, and requested that a new subadvisory agreement between the Adviser and Alliance, be approved. The Adviser furnished this information to the Board of Trustees of the Trust. The Transaction is described below in Item 1 under the heading "The Transaction."

At a regular meeting of the Board of Trustees of the Portfolio held on August 15, 2000, the Board considered, at the Adviser's recommendation, the approval of Alliance as a subadviser of the Portfolio. The Board reviewed Sanford Bernstein's investment performance as subadviser and considered the anticipated effects of the Transaction. As discussed below under the heading "Evaluation by the Board of Trustees," the Board approved a new subadvisory agreement with Alliance. Accordingly, effective upon the closing of the Transaction on October 2, 2000 the Sanford Bernstein Subadvisory Agreement terminated and the Adviser entered into a Subadvisory Agreement with Alliance.

THE TRANSACTION

The principal terms of the Transaction, as described by Sanford Bernstein, are as follows: on June 20, 2000, Sanford C. Bernstein Inc. ("Bernstein"), the parent company of Sanford Bernstein, Alliance and certain of their affiliates entered into an acquisition agreement pursuant to which all of the assets and liabilities of the operating subsidiaries of Bernstein, including Sanford Bernstein, were acquired by Alliance. The Transaction closed on October 2, 2000. The investment management business formerly conducted by Sanford Bernstein is now conducted by Alliance through its Bernstein Investment Research and Management unit. Bernstein and Alliance expect that all key investment professionals involved in managing the Portfolio will remain the same.

The consummation of the Transaction on October 2, 2000 constituted an "assignment" of all Sanford Bernstein's investment advisory agreements for purposes of the 1940 Act. Under the 1940 Act, such an assignment resulted in the automatic termination of all such agreements, including the Sanford Bernstein Subadvisory Agreement.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the Alliance Subadvisory Agreement are similar to those of the Sanford Bernstein Subadvisory Agreement. The material differences between the Alliance Subadvisory Agreement and the Sanford Bernstein Subadvisory Agreement are the identity of the service provider, the effective date and termination date.

A description of the investment advisory fees to be paid by the Adviser to Alliance appears below under the caption "Investment Advisory Fees."

The Alliance Subadvisory Agreement became effective on October 2, 2000 and will continue in effect through October 2, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Alliance Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Alliance Subadvisory Agreement may also be terminated by Alliance upon 90 days' advance written notice to the Adviser. The Alliance Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Alliance Subadvisory Agreement, as under the Sanford Bernstein Subadvisory Agreement, Alliance will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of Alliance for the Portfolio will be made by committee and not by managers individually. Alliance will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Sanford Bernstein Subadvisory Agreement, the Alliance Subadvisory Agreement provides that the subadviser is responsible only for managing the assets of the Portfolio allocated to it in good faith and in accordance with investment guidelines, and has no responsibility whatsoever for, and shall incur no liability on account of, (i) selection or establishment of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the Subadvisory Agreement, including reasonable attorney's fees, indemnification to brokers and future commission merchants, fines, taxes, penalties and interest. Alliance, however, is liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under the Subadvisory Agreement, and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

The Alliance Subadvisory Agreement, like the Sanford Bernstein Subadvisory Agreement, states that Alliance may place orders with brokers or dealers that sell shares of the Portfolio or that sell shares of any other fund for which Alliance provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Alliance Subadvisory Agreement, like the Sanford Bernstein Subadvisory Agreement, further provides that Alliance may, with the consent of the Portfolio's Board of Trustees and the Adviser, subject to its duty to seek the best available price and execution, use an affiliate to act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. In the agreement, Alliance represents, warrants and covenants that these transactions will be effected by it in accordance with the Securities Exchange Act of 1934, as amended, and the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. The Portfolio's Board of Trustees or the Adviser may revoke consent for these types of transactions by written notice to Alliance at any time.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Alliance Subadvisory Agreement. The description of the Alliance Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the Alliance Subadvisory Agreement, the Adviser (not the Portfolio) pays Alliance for its services on the basis of the following annual fee schedule:

                           Fee Schedule for Alliance

                 0.27% of the first $300 million of net assets
                    of the Portfolio allocated to Alliance
                0.16% of net assets of the Portfolio allocated
                     to Alliance in excess of $300 million
                           but less than $1 billion
                0.13% of net assets of the Portfolio allocated
                      to Alliance in excess of $1 billion

Under the Alliance Subadvisory Agreement, as under the Sanford Bernstein Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to Alliance by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

Under the Sanford Bernstein Subadvisory Agreement, the Adviser (not the Portfolio) paid Sanford Bernstein for its services based on the same fee schedule as is set forth above for Alliance.

Fees payable to Sanford Bernstein for services provided pursuant to the Sanford Bernstein Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999, had the Sanford Bernstein Subadivsory Agreement been in effect during that period, would have been $998,360. Because the fee schedules under the Sanford Bernstein and Alliance Subadvisory Agreements are identical, the same amount of fees would have been payable to Alliance for services provided pursuant to the Alliance Subadvisory Agreement for the period from January 1, 1999 to December 31, 1999, had the Alliance Subadvisory Agreement been in effect for such period.

As of December 31, 1999, the Portfolio had net assets of $1,414,634,230.

Neither Sanford Bernstein nor any affiliated person of Sanford Bernstein, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1999. There were no material payments by the Adviser or the Portfolio to Sanford Bernstein, any affiliated person of Sanford Bernstein, or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1999. In addition, for the fiscal year ended December 31, 1999, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or
(iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Sanford Bernstein, Alliance or the distributor of the Portfolio.

INFORMATION REGARDING ALLIANCE

Alliance is a Delaware limited partnership having an office at 1345 Avenue of the Americas, New York, New York 10105.

At October 2, 2000, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the units of limited partnership interests in Alliance. AXA Financial Inc. owns approximately 2% of the outstanding Alliance Holding limited partnership units and approximately 52% of the outstanding Alliance units, amounting to an approximate 53% economic interest in Alliance. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXA Financial, Inc.

Alliance Capital Management Corporation ("ACMC") is the general partner of

Alliance and Alliance Holding and makes all decisions relating to the management of Alliance and Alliance Holding. ACMC has agreed that it will conduct no business other than managing Alliance and Alliance Holding, although it may make certain investments for its own account.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and the directors of Alliance, as of October 2, 2000. The principal business address of each individual, as it relates to his or her duties at Alliance, is the same as that of Alliance unless otherwise noted.

NAME POSITION(S) WITH ALLIANCE AND PRINCIPAL OCCUPATION IF DIFFERENT FROM POSITION(S)
                                           WITH ALLIANCE

Dave H. Williams            Chairman of the Board

Bruce W. Calvert            Vice Chairman and Chief Executive Officer and
                            Director of ACMC

John D. Carifa              President and Chief Operating Officer and
                            Director of ACMC

Alfred Harrison             Vice Chairman and Director of ACMC
601 Second Avenue
South, Suite 5000
Minneapolis, MN  55402

David R. Brewer, Jr.        Senior Vice President and General Counsel and
                            Secretary of ACMC

Robert H. Joseph, Jr.       Senior Vice President and Chief Financial
                            Officer of ACMC

Luis Javier Bastida         Director, ACMC; Head of Global Asset
                            Management and Private Banking and a
                            member of the Executive Committee of Banco
                            Bilbao Vizcaya, Argentina S.A.

Donald H. Brydon            Director, ACMC; Chairman and Chief
                            Executive Officer of AXA Investment
                            Managers, S.A.

Henri de Castries           Director, ACMC; Vice Chairman of AXA
                            Management Board

Kevin C. Dolan              Director, ACMC; Senior Executive Vice
                            President, for AXA Investment Managers, S.A.
                            on a global basis

Denis Duverne               Director, ACMC; Group Executive Vice
                            President - Finance, Control and Strategy of
                            AXA

Herve Hatt                  Director, ACMC; Senior Vice President - Asset
                            Management Activities and Group Strategic
                            Planning of AXA

Michael Hegarty             Director, ACMC; Senior Vice Chairman, Chief
                            Operating Officer and Director of AXA
                            Financial

Roger Hertog                Vice Chairman and Director of ACMC
767 Fifth Avenue
New York, NY 10153

Benjamin D. Holloway        Director, ACMC; Consultant to The
                            Continental Companies

W. Edwin Jarmain            Director, ACMC; President of Jarmain Group
                            Inc.

Edward D. Miller            Director, ACMC; President, Chief Executive
                            Officer and Director of AXA Financial

Peter D. Noris              Director, ACMC; Executive Vice President and
                            Chief Investment Officer of AXA Financial

Lewis A. Sanders            Vice Chairman, Chief Investment Officer and
767 Fifth Avenue            Director of ACMC
New York, NY 10153

Frank Savage                Director, ACMC; Chairman of Alliance Capital
                            Management International, a division of
                            Alliance

Peter J. Tobin              Director, ACMC; Dean of the Peter J. Tobin
                            College of Business Administration of St.
                            John's University

Stanley B. Tulin            Director, ACMC; Vice Chairman and Chief
                            Financial Officer of AXA Financial

Reba W. Williams            Director, ACMC; Director of Special Projects of
                            ACMC

Robert B. Zoellick          Director, ACMC; Resident Fellow and Member of the
                            Board of the German Marshall Fund of the United
                            States; Research Scholar at the Belfer Center at
                            Harvard University; Senior International Advisor at
                            Goldman Sachs & Co.

No officer or director of the Portfolio currently is an officer or employee of Alliance. No officer or Trustee of the Portfolio has any other material direct or indirect interest in Alliance or any other person controlling, controlled by or under common control with Alliance. Since January 1, 1999, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Alliance was or is to be a party.

MANAGEMENT ACTIVITIES. Alliance is a leading global investment management firm best known for its growth style of equity investing. Assets under management of Alliance as of October 2, 2000 totaled $474 billion. Alliance manages retirement assets for many of the largest public and private employee benefit plans (including 38 of the U.S. Fortune 100 companies), for public employee retirement funds in 35 out of 50 states, and the foundations, endowments, banks and insurance companies worldwide. Alliance is also one of America's largest mutual fund sponsors.

Alliance does not act as investment manager for any registered investment companies with investment objectives similar to the Portfolio

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on August 15, 2000, following presentations by the Adviser and consideration of the factors discussed below, the Board of Trustees of the Portfolio, including all of the Independent Trustees, approved the Alliance Subadvisory Agreement. In connection with this approval, the Trustees considered among other information presented that there were no expected changes in the key investment professionals involved in managing the Portfolio or in the nature or quality of portfolio management services and that no changes in day-to-day operations and responsibilities after the Transaction were anticipated.

As part of their deliberations, the Trustees took into account, among other factors, the nature and quality of the services provided and the results achieved by Sanford Bernstein in the past, the high degree of continuity of services anticipated to be provided by Alliance, and the anticipated organizational and financial capability of Alliance following the Transaction. In this regard, the Trustees took into account the financial strength of Alliance, and the commitment of Alliance to the financial services industry. The Trustees also considered the additional resources that were likely to be available to the combined firm following the Transaction. The Trustees based their determinations in part on discussions with the Adviser at the meeting.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) Alliance had adequate resources and expertise to provide advisory services to the Portfolio, (b) the scope and quality of the services to be provided to the Portfolio by Alliance would be at least equivalent to the scope and quality of the services provided to the Portfolio by Sanford Bernstein, (c) the terms of the Alliance Subadvisory Agreement did not differ in any material respect from the terms of the Sanford Bernstein Subadvisory Agreement and were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (d) the fees provided in the Alliance Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the Alliance Subadvisory Agreement.

                            ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.



                                   By Order of the Board of Trustees,


                                   Robert F. Colby, Secretary

November  , 2000

                                                                      EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of October 1, 2000 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Alliance Capital Management L.P., a Delaware limited partnership ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified is an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Value & Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by Diversified, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's thencurrent Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Portfolio. Diversified shall direct the Portfolio's custodian to forward all proxies and similar materials relating to the Portfolio's securities upon receipt to the Subadvisor c/o The Proxy Department at the Bernstein Division of Alliance Capital Management L.P., Gateway Building, One North Lexington Avenue, White Plains, New York 10601, affording the Subadvisor reasonable time in which to determine how to vote such proxies. The Subadvisor shall provide the Portfolio with Quarterly reports of all proxies voted by the Subadvisor.

     Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined In good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

     In addition to selecting brokers or dealers to execute transactions for the Portfolio, the Subadvisor may, subject to its duty to seek the best available price and execution, utilize its affiliate Sanford C. Bernstein & Co., LLC ("SCB LLC") to act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. All transactions executed by SCB LLC for the Portfolio shall be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a22(T) thereunder. Under Federal law, the Subadvisor must obtain the Board of Trustees' and Diversified's consent to permit SCB LLC to effect agency cross transactions for the Portfolio, which consent is hereby granted. The Subadvisor represents, warrants and covenants that all agency cross transactions for the Portfolio will be effected by SCB LLC strictly in accordance with Rule 206(3)2 under the Investment Advisers Act of 1940, as amended. An agency cross transaction is where SCB LLC purchases or sells securities from or to a nonmanaged account on behalf of a client's account managed by Subadvisor. Pursuant to this consent, SCB LLC will only effect an agency cross transaction for the Portfolio with a nonmanaged account. In an agency cross transaction, SCB LLC receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Subadvisor believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. The Board of Trustees or Diverisifed may revoke this consent by written notice to the Subadvisor at any time.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N1 A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers. The Subadvisor will notify Diversified of any change in the membership of the general partners of the Subadvisor within a reasonable time after such change.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage any portfolio, of substantially similar size and managed in accordance with the same investment strategy and substantially similar investment guidelines as the Portfolio, for any collective trust, openend investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that engages Subadvisor's services on or after the date of this Agreement and are offered to the types of employee benefit plans referred to in Schedule C and sponsored by competitors of Diversified which have been identified to Subadvisor in writing by Diversified, in providing services to such types of employee benefit plans without providing Diversified with 60 days prior written notice or, if 60 days' prior notice is not possible due to circumstances beyond the control of Subadvisor, the best possible prior notice which may reasonably be provided by Subadvisor under the circumstances resulting in the engagement of Subadvisor's services for which notice is required under this Section 6.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except as otherwise provided by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the

Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved In accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending material legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     14. Override Provisions. Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a4 under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after the date of this Agreement, this Agreement shall immediately terminate.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                    Diversified Investment Advisors, Inc.


                                    By: /s/ John F. Hughes
                                        ------------------------------
                                        John F. Hughes
                                        Vice President



                                    Alliance Capital Management L.P.


                                    By:_______________________________
                                       Alliance Capital Management
                                       Corporation, its General Partner

                                                                     SCHEDULE A
                                                                  (TO EXHIBIT A)

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Equity Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such . entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's thencurrent prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or'dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a22(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

     (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

     (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

     (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

     (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

     (v)    maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio. and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                             Diversified Investors Portfolios



_______________________________     By:______________________________
                                          Tom Schlossberg
                                          Chairman and President


Attest:                             Diversified Investment Advisors, Inc.



_______________________________     By:______________________________
                                          Gerald L Katz
                                          Vice President and CFO

                                                                     SCHEDULE B
                                                                  (TO EXHIBIT A)

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                      .27% of the first $300M net assets
                      .16% of net assets in excess of $300M and up to $1B .13% of net assets in excess of $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will accrue monthly and will be paid quarterly.

                                                                     SCHEDULE C
                                                                  (TO EXHIBIT A)

Target market for 401(a), 403(b) and 457 plans is those plans between $1 and $250 million.

                                                                     Appendix 1



                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE VALUE & INCOME PORTFOLIO

                                   MANAGED BY

                        ALLIANCE CAPITAL MANAGEMENT L.P.





                               TABLE OF CONTENTS

I.      PURPOSE
II.     OBJECTIVES
III.    INVESTMENT GUIDELINES
IV.     PERFORMANCE EVALUATION
V.      COMMUNICATION
VI.     OTHER

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE VALUE & INCOME PORTFOLIO
                                   MANAGED BY
                        ALLIANCE CAPITAL MANAGEMENT L.P.

I.      PURPOSE

        The purpose of this Statement of Investment Policy and Guidelines is to communicate the Value & Income Portfolio investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisors and its subadvisor Sanford C. Bernstein.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals (2) identify portfolio management activities to be employed by the subadviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations and performance of the fund.

II.     OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:

o       To provide capital appreciation.
o       To outperform the Russell 1000 Value Index over full market cycles.
o To achieve midsecond quartile or better performance among a group of peer funds as defined by recognized reporting services and consulting organizations (e.g., Lipper, Frank Russell, Callan).

The secondary objective of the fund is to provide dividend income. Under normal conditions, the portfolio will invest at least 15% of its assets in dividendpaying equity securities

The primary constraint of the fund is:

o To manage the portfolio without excessive risk relative to the Russell 1000 Value Index, or peer funds, as measured by annualized standard deviation over 3-5 year periods.

III.    INVESTMENT GUIDELINES

A)      Permissible securities:

In addition to legal requirements specified in the Diversified prospectus to conform to SEC requirements:

o Money market instruments, including U.S. Treasury bills, Federal funds, repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit.
o At least 75% of the fund should be invested in common stocks of large size U.S. companies, defined as those with market caps at least 300% of the average cap of the S&P MidCap 400 Index (Lipper definition).
o Any security residing in the Russell 1000 Value Index. Conflicts with Lipper and Russell positions will be resolved using Russell standards.
o       Preferred stocks of large size U.S. companies.
o       Convertible bonds and convertible preferred stocks.
o       ADR's up to 10% of portfolio holdings.


B)      Prohibited Securities, and Limitations and Restrictions on Permissible
Investments:

For typical market conditions the following restrictions apply:

o No more than 8% of the assets of the portfolio (at market) may be invested in the securities of any one issuer (other than U.S. government securities).
o No more than 25% of the assets of the portfolio (at market) may be invested in securities of issuers in any one industry.
o No more than 5% of the voting securities of any one issuer may be acquired.
o Nonpublic illiquid securities may not exceed 15% of the portfolio under normal market conditions.
o The portfolio may not borrow funds except for temporary or emergency purposes.
o       The portfolio may not purchase or sell real estate.

C)      Leverage:

o The portfolio may not be leveraged beyond shortterm (e.g., one to two weeks) marginal cash overdraft borrowing (e.g., 15% of the portfolio) resulting from temporary cash management.

D)      Derivatives

o       Derivatives may not be used for speculative purposes.
o Exchange traded stock index futures can be used for hedging purposes either to securitize cash inflows or to immunize securities for redemption requests.
o Exchange traded covered call options may be utilized up to the extent of the individual security holding as part of the sales strategy, but should not exceed 20% of the portfolio
o       No uncovered call writing is permitted

E)      Capitalization Guidelines

o Portfolio weighed average market capitalization should not deviate by more than 40% from the Russell 1000 Value weighted average market cap.
o       See permissible securities section A above

F)      Sector Weights

o Sector weights should remain within +/ 15% of the Russell 1000 Value sector weight.

G)      Dividend Yield

o       Portfolio yield should be at least equal to 85% of the Russell 1000
        Value Index

H)      Risk Controls

o Tracking error versus the Russell 1000 Value Index should average approximately 4% over 3-5 year periods.
o Individual stock positions +/- 200 basis points relative to the stock's weight in the Russell 1000 Value Index

I)      Cash Management

o Typical cash balances will be maintained in a range of 05% under normal circumstances.
o Cash balances will not be less than zero except during temporary overdraft positions to efficiently manage shortterm cash requirements during periods of unusual market conditions (e.g., one to seven business days)

IV.     PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the Russell 1000 Value Index. It is expected that the fund will outperform the benchmark by approximately 180 basis points on average over 35 year periods, gross of fees.
o Additionally, it is expected that the fund will be in the midsecond quartile of peer universes (specify Lipper, Russell, Callan or Morningstar), or better, over full market cycles.
o The foregoing performance objectives are to be accomplished without taking excessive risk. Specifically, the tracking error versus the Russell 1000 Value Index is expected to average approximately 4% on an annualized basis over 3-5 year periods.

V.      COMMUNICATION

In addition to monthly and periodic communications to meet legal and regulatory compliance requirements:

o Monthly conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions
o Quarterly portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.
o Annually meetings between interested parties to reaffirm or change the Investment Policy Statement. Biannual visits by Diversified personnel at the subadvisor site to update due diligence.
o As needed on an ad hoc basis to explain major market moves between other communications.
o Immediate notification regarding subadvisor change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.

VI.     OTHER

o Explanation of best execution trading practices, including soft dollar arrangements
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans

o Cooperation with audits (Diversified's internal or outside auditors, Diversified client auditors; or regulators).


Signed: __________________________________            Date:____________
        Alliance Capital Management L.P.


Signed: __________________________________            Date:____________
        (Diversified Investment Advisors)